UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2005

TEJAS INCORPORATED

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29235	13-3577716

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746

(Address of Principal Executive Officers) (Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01. Other Events.

      On February 8, 2005, Tejas Incorporated (the “Company”) closed the offering of 1,600,000 shares of its common stock, par value $0.001 (the “Common Stock”) at a price of $15.75 per share. C.E. Unterberg, Towbin LLC, as the underwriter of the offering, subsequently exercised its over-allotment option to purchase an additional 60,000 shares of common stock from the Company and 180,000 shares of common stock from Joseph F. Moran, or Selling Stockholder. The closing of the over-allotment option occurred on February 25, 2005. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1.

      Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1 Press Release issued by Tejas Incorporated on February 28, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005	TEJAS INCORPORATED
/s/ Mark M. Salter
Mark M. Salter
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Tejas Incorporated on February 28, 2005.